[CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PROTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE COMMISSION]

                              DISTRIBUTION CONTRACT



                                     between



Praemix Wirkstoff GmbH, Sandhoferstraae 116, D-68305 Mannheim represented by the Managing Directors Ulrich Frank and Dr. Peter Rudloff
                                              -hereafter referred to as Praemix-



                                       and



Heska Corporation, 1825 Sharp Point Drive, Fort Collins, USA-Colorado 80525 represented by the Chief Executive Officer Fred Schwarzer
                                                -hereafter referred to as Heska-





                                     Preface

Praemix sells products from various manufacturers on the veterinary medical market, but in particular products made by the Boehringer Mannheim Group. In order to support their sales activities on the international market they work together with various authorized dealers. The clauses within this contract govern the basic relationship between the parties. If there is a conflict between the terms of this contract and the typewritten terms of any purchase order, the order of precedence shall be first, the typewritten terms of the purchase order and then this contract. All other terms and conditions contained in the standard form purchasing and selling documents of Pramix and Heska shall be disregarded.



                            1 Purpose of the contract
                            -------------------------

(1) Praemix transfers the exclusive right to sell those products laid down in 2 (hereafter referred to as Contract Products) of this contract to Heska for the area described in detail in 3 of this contract; provided, that Heska`s rights shall be non-exclusive through August 31, 1998.

(2) The Contract Products are intended exclusively for the veterinary medical market. It is strictly forbidden to sell, directly or indirectly, the Contract Products on the human medical market.

(3) Heska buys and sells the Contract Products and provides the necessary customer service exclusively under his own name, under his own invoicing and his own responsibility.

                               2 Contract Products
                               -------------------

(1)  The Contract Products are described in the attached enclosure 1.

(2) Praemix hereby grants to Heska a right of first refusal to distribute exclusively for the veterinary market in the United States and Canada all new or improved veterinary laboratory products and equipment developed or acquired by Praemix or which Praemix has the rigth to distribute, during the term of the contract, which shall be added as contract products in an ammendment to the attached enclosure 1. Praemix shall give Heska written notice of any such product or equipment developed or acquired by Praemix, and Heska may exercise its right of first refusal by written notice to Praemix within ninety (90) days after receipt of such notice from Praemix. Praemix shall provide Heska prompt opportunity to conduct reasonable due diligence of any such product or equipment prior to expiration of its 90-day right of first refusal period. If Heska exercises its right of first refusal the prices for the new Contract Products have to be discussed. It is the intention of the Parties that pricing shall be in accordance with the margin expectations set forth in 6 (1) (b).

(3) In the case of economic problems with separate Contract Products arising, Praemix reserves the right to cancel these products within a period of notice of six months. Examples of economic problems are as follows:
      *   Praemix`s manufacturers stop producing such products
      * selling them to Heska at the agreed transfer price is no longer economically acceptable for Praemix (because of the increased wholesale price) or
      *   the weakening of the US-$ against the German Mark (DM)
      * selling new or improved Contract Products at the transfer prices specified in 6 is not economically acceptable for Praemix and Heska is unwilling to adjust pricing to compensate for this economic problem so Praemix shall be free to distribute those products by other partners.

(4) Praemix will supply Heska`s requirements for contract products other than refur- bished Reflotron(R) equipment. Praemix shall use its best efforts to supply Heska`s requirements of refurbished Reflotron(R) equipment, subject to availability, and will notify Heska monthly of such availability.



                               3 Contract Territory
                               --------------------

The area covered by this contract (hereafter referred to as Contract Territory) is the United States and Canada.



                                  4 Exclusivity
                                  -------------

(1) Heska agrees to purchase the Contract Products exclusively from Praemix or any other source expressly approved by Praemix.

(2) Heska is allowed to act for third parties only with the prior written consent of Praemix.

(3) Heska may sell Competitive Products in the Contract Territory, after informing Praemix. Competitive Products are all products that offer the same or comparable uses and which will be sold to the same customers; provided, that in the case of Reflotron equipment, Competitive Product means a blood chemistry instrument which only analyzes a single analyte and does not include immunoassays and lateral flow strip readers or instruments manufactured or distributed by [***************].



                                    5 Delivery
                                    ----------

(1) Orders placed by Heska will be carried out within ten days of receipt of such orders at the Praemix offices unless Praemix is unable to do so due to circumstances beyond their control, e.g. if there is an important reason such as delivery problems, strikes, force majeure. If the orders should not be carried out within the said ten days under normal cirmcumstances, Heska shall be entitled to claim compensation for any loss occasioned by delay.

(2) The products ordered shall be delivered by a common carrier carriage and insurance paid to a United States facility designated by Heska (,CIP" ICC Incoterms 1990 - German version).

(3) Within thirty (30) days prior to the beginning of each calender year during the term of the contract, Heska will furnish Praemix with a non-binding written forecast of the quantities and types of contract products that Heska anticipates it will order from Praemix during such calendar year. Heska shall submit to Praemix firm written purchase orders specifying the types, quantities and delivery dates of contract products that it desires to purchase at least six months prior to the requested delivery dates. Each purchase order shall be binding on Heska upon written confirmation by Praemix or, if Praemix has made a proposal for modifications to delivery dates, upon Heska`s written acceptance of such modifications.

(4) The value of the order shall not basically be less than [***********],- (in words [*********** ************]). Heska shall have a stockpile for a duration of approximately [**********]. A monthly ordering cycle is to be aimed for.

(5) Heska agrees to inspect incoming goods for obvious defects within ten (10) days of receipt of a shipment of Contract Products and to notify Praemix in writing of any defects indicating the lot, time of delivery, defective nature or failure of dating of the Contract Products. Failure to notify Praemix within the said period shall constitute a waiver of any rights Heska may have with respect to any breach of warranties for obvious defects. Heska shall have no duty to test any such Contract Products or to inspect for any matter other than obvious defects that would be revealed by a visual inspection of packaged Contract Products. Heska agrees to hold any such defective Contract Products for inspection by Praemix representatives or at Praemix`s demand to return such merchandise to Praemix, at Praemix`s expense.

(6) At the request of Heska Praemix is entitled to deliver directly to customers. An obligation to do so does not exist. Costs arising shall be borne by Heska.



           6 Price and Payment Conditions between the Contract Parties
           -----------------------------------------------------------

* Confidential Treatment Requested

(1) (a) The prices for the Contract Products are fixed in enclosure 1 attached to this contract. Two years after this contract has come into force these prices have to be discussed again if one party so requests, and any price changes will become effective when both parties sign an ammendment to enclosure 1.

        (b) For Contract Products set forth on enclosure 1 other than equipment or instruments, Heska shall pay an ,initial" transfer price which is intended to provide for a [******-************ (**%)] gross margin on sales (based on a mutually-agreed target market price) up to and including the Base Sales for such Contract Products. For new or improved Contract Products added to enclosure 1, and for sales of Contract Products listed on enclosure 1 in excess of Base Sales, it is intended that Heska shall pay a ,subsequent" transfer price providing for a [************* (**%)] gross margin on sales (based on a mutually-agreed target market price). The initial and subsequent transfer prices established pursuant to the foregoing sentence are set forth on enclosure 1 and such prices shall be in effect for the first two (2) years of the term of the contract.

        (c) Price increases shall not be made for these Contract Products if Heska sales in the previous year were less than Base Sales.

(2) Invoiced amounts shall be paid within thirty days of receipt of the invoice or within ten days, should a [*** (*) ********] rebate on the original invoice amount be desired, so long as Heska takes delivery of the ordered products or, in the case of a direct delivery, the customer takes delivery.

(3) Praemix retains title of delivered Contract Products until the purchase price has been paid. Heska is entitled to sell these products in the ordinary course of business.

(4) Notwithstanding the foregoing, until Heska`s rights under this contract have become exclusive pursuant to 1 (1) above, Heska shall pay the ,subsequent" transfer price for all Contract Products ordered by Heska, without regard to whether Base Sales have been achieved.



           7 Conditions for Prices, Delivery and Payment between Heska
           -----------------------------------------------------------

Heska is entitled to organize its conditions for delivery and payment vis a vis third parties as Heska thinks fit. Heska shall use its best efforts to prevent the Contract Products from being sold for uses other than veterinary diagnosis, including appropriate marketing materials and packaging where feasible that the Contract Product is not distributed for use in humans. Praemix shall inform Heska of prevailing prices in human market and promptly notify Heska if it becomes aware of any Contract Products being used outside the veterinary market.



                            8 Distribution Activities
                            -------------------------

(1) Heska is entitled to sell the Contract Products under its name and trademark so long as the manufacturer is shown in a sufficient manner.

(2) Heska undertakes to promote the Contract Products by positive advertising so long as this remains within the framework of the law. Heska shall inform Praemix in good time, at the latest, however, three months before the beginning of a calendar year, of the marketing plan drawn up for this calendar year. The marketing plan and proposed

* Confidential Treatment Requested
     advertising activities have to be discussed with Praemix. The marketing plan will also establish the non-binding forecast required by 5 (3) as well as the estimated turnover for the coming calendar year based on the sales figures of the current calendar year. The advertising costs shall be borne by Heska, and the proposed expenditures for each calender year shall be detailed in the marketing plan and discussed by the parties.



                                  9 Information
                                  -------------

(1) Heska shall inform Praemix at the end of every calendar year of the present market trend and the selling situation for the products and spare parts within the Contract Territory.

(2) Praemix shall inform Heska immediately of any intended alterations to the prices and product structure.

(3) The parties undertake to inform each other everytime if they learn of any infringement of trademarks as well as unfair trade practices by competitors and to work together in order to file a complaint in court to prevent an occurrence.



                                    10 Support
                                    ----------

(1) Praemix shall support Heska to a reasonable extent by presenting Heska with models for advertising material. Over and above that Praemix will provide Heska with broschures, booklets, prospectuses, examples etc., as far as Pramix has these at its disposal. This advertising material remains the property of Praemix and shall be given back at the end of this contract except in the case where such material has been fully used up for advertising.

(2)  As introductory support Praemix shall

     (a) provide, at [****}] [****], new Reflotron(R) machines and [****] refurbished Reflotron(R) machines to Heska upon execution and delivery of this contract, in lieu of marketing support;

     (b) sell up to [******] new Reflotron(R) machines to Heska at a discounted price of [**********.- (in words *************************)] per unit, payable within sixty days of shipment, for demonstration use by Heska`s sales personnel;

     (c) sell [******] new Reflotron(R) machines to Heska upon execution and delivery of this contract at a price of [**********.- (in words ************************************)] per unit, payable within sixty days of shipment, for initial inventory and

     (d) provide such sales force training as Heska shall reasonably request, at no charge.



                               11 Quality Assurance
                               --------------------

(1) It is the intention of the Parties that Boehringer Mannheim Group office in Indianapolis provide technical service for the Contract Products during the term of the contract. In the

* Confidential Treatment Requested
   event that such support agreement cannot be obtained, Heska will arrange for technical service and maintenance by a service provider to be approved by Praemix, which approval will not be unreasonably withheld. Such service provider may be an independent organization or affiliated with Heska. During the term of the contract, Praemix shall provide or cause to be provided any and all spare parts necessary for maintenance, service and warranty work. In order to carry out warranty work, Praemix shall deliver spare parts to Heska free of charge and carriage paid; this obligation remains in effect even after the contract runs out. Praemix shall bear the costs of parts and reasonable and customary wages which accrue in connection with the warranty work; these costs have to be paid within sixty (60) days of receipt of invoice therefor. Praemix will provide a reasonable number of instruments to be used as replacements in servicing the Contract Products.

(2) Praemix warrants that the Contract Products meet the specifications and are free from defects in material and workmanship through their respective expiration dates; the foregoing warranties will not apply to the extent of any defects caused by improper handling, storage or use of contract products by Heska or its customers.

     Heska agrees that all other warranties, express or implied, including without limitations, any warranty of merchantability or fitness for any specific purpose with respect to the contract products are expressly excluded from this agreement or any sale pursuant.

     Praemix warrants to Heska that Praemix has the rights to enter into and perform this agreement and to grant Heska distribution rights on the terms and conditions set forth herein.

(3) Praemix agrees to indemnify, hold harmless and defend Heska, its agents and affiliates from and against any claim, liability or expense (including attorneys`fees) resulting from or relating to
     *   Praemix`s breach of any warranty set forth in the agreement or
     * any claims that a Contract Product, or Praemix`s modification thereof infringes any intellectual property rights of any third party.

     Heska agrees to indemnify, hold harmless and defend Praemix, its agents and affiliates from and against any claim, liability or expense (including court costs and attorney`s fees) resulting from or relating to
     *   Heska`s breach of any warranty set forth in this contract or
     * the marketing or sale of any Contract Product manufactured in conformity with Praemix`s warranties.

(4) Heska acknowledges that the Reflotron machine has been manufactured for [***** *********] and that Heska will distribute such machine only in the veterinary market. Heska warrants that it will not sell other Contract Products without first obtaining
     * any necessary registration or license from the U.S. Department of Agriculture and any other governmental authority and
     *  the consent of Praemix, which shall not be unreasonably withheld.

     Heska will use reasonable efforts to inform its customers that the products obtained from Praemix have been [****************************].

(5) Heska may use only those spare parts provided or recommended by Praemix in order to carry out warranty work. Should Heska use spare parts of other manufacturers then Heska undertakes to inform its customers of this fact. In the event Praemix does not supply spare parts pursuant to 11 (1) Heska may use parts from other parties.

*Confidential Treatment Requested

     Praemix shall bear these costs as long as they are reasonable and do not exceed the cost of a replacement instrument.

(6) Heska undertakes to maintain a warehouse for spare parts and to keep the spare parts in their original packaging.

(7) All Contract Products shall meet the quality standards agreed to by the Parties from time to time. Each Contract Product other than equipment and instruments shall conform to the dating requirements set forth in enclosure 1 or otherwise agreed to by the Parties from time to time. If Contract Products meeting the dating requirements set forth in enclosure 1 are not available for timely shipment for any Heska order, Praemix shall so notify Heska and Heska shall have the option of accepting shorter-dated Contract Products or back ordering such Contract Products. If Heska accepts shorter-dated Contract Products, Heska shall have the right to return any such Contract Products that remain unsold by Heska or its distributors upon expiration of dating, and shall receive a credit of the full purchase price therefore.







                                12 Code of Secrecy
                                ------------------

(1) The parties to this contract undertake neither to reveal any part of the contents of this contract whatsoever nor to disclose any information concerning their business policies as well as business and commercial secrets.

(2) The disclosure of any information by a contract party to third parties is admissible only with the prior consent of the other contract parties. The contract party shall see to it that any information disclosed by him to third parties shall not be revealed by said third parties.

(3) The foregoing obligations of non-disclosure and confidentiality shall not apply to the extent that any of the foregoing information

     (a) is or becomes part of the public domain through no act or emission of the receiving party;

     (b) was in the receiving party`s lawful possession prior to the disclosure and had not been obtained by the receiving party from the disclosing party;

     (c) is lawfully disclosed to the receiving party by a third party without restriction on disclosure;

     (d) is independently developed by the receiving party by personnel not having access to such information or

     (e) is required to be disclosed by applicable law or legal process.



                            13 Transference and Pledge
                            --------------------------

Heska shall not be entitled to transfer or pledge to any third party any claims or demands made against Praemix without Praemix`s prior written consent.



                             14 Duration of Contract
                             -----------------------

(1) The contract will come into force on 1st of April 1998 and run for a duration of 5 years. Either party shall have the right to terminate the contract upon written notice to the other party if the other party commits a material breach of the contract (including but not limited to failure by Praemix to provide the exclusive rights to Heska in accordance with 1 (1) above) which has not been remedied within thirty (30) days of written notice thereof.

(2) The right to terminate the contract for important reasons without adhering to the usual notice remains unaffected. An important reason can be justified

     (a) for Praemix if despite being cautioned it can be shown that Heska has been distributing directly or indirectly again and again or has continued to do so, outside the Contract Territory or on the human medical market;

     (b) for Praemix if Heska sells Competitive Products without Praemix`s approval and Praemix believes that sales of such Competitive Products will substantially reduce its opportunity below the current market forecast provided by Heska, then Praemix may terminate the contract upon 1 month`s written notice;

     (c)  for Praemix if the actual turnover and sale of Contract
          Products falls short of the estimation in  8 (2) by [***];

     (d) for Heska if Praemix has canceled a Contract Product pursuant to 2 (2) above and
          * such canceled product accounted for [******************* (***)] or more of Heska`s total profits on Contract Products during the year preceding Praemix`s notice of cancellation, or
          * in Heska`s good faith evaluation, such cancellation makes it economically infeasible to continue this agreement; the onus of proof lies with Heska;

     (e) if a petition for bankruptcy is filed against the property of the other contract partner or insolvency proceedings are initiated or the other contract partner is unable to pay;

     (f) if any person or entity other than the shareholders of either Parties on the date of this contract acquires a majority of the shares of such Party.

(3)    Heska has no claim for compensation when the contract runs out.



         15 Obligations of the Parties after Termination of the Contract
         ---------------------------------------------------------------

(1) Heska shall present Praemix with a list of all customers who have taken delivery of Contract Products, on termination of this contract provided that Heska may continue to sell products and services to such customers, other than Contract Products.

* Confidential Treatment Requested

(2) Heska shall return to Praemix all those documents received from Praemix, so long as these have not been required for the carrying out of warranty work on Contract Products for his customers. In this case copies of these documents shall be sent to Praemix. Heska has no right of retention on documents sent to him by Praemix.

(3) Praemix undertakes to deliver spare parts to Heska where necessary in sufficient quantity under the previous contract conditions, thus enabling him to fulfill his warranty obligations vis a vis his customers and also to carry out totally the customer service within the duration of the warranty.

(4) Praemix undertakes, at the request of Heska, to buy back any remaining stock of Contract Products for the price paid by Heska, including spare parts and accessories, as long as such items are in good working order and have not been used or removed from original packaging. Notwithstanding the foregoing, if Heska terminates the agreement due to Praemix`s failure to provide exclusive rights to Heska in accordance with 1 (1) above, Praemix shall repurchase at the prices paid by Heska all equipment and inventory (including demonstration units) purchased by Heska, even if such items have been removed from the original packaging and/or used as demonstration units. In addition, Praemix shall pay to Heska a termination fee in an amount equal to [****** ******* (***)] of Heska`s gross revenues from sales of Contract Products to veterinarians prior to Heska`s termination of the Agreement; provided, that Heska delivers notice of termination to Praemix after September 1, 1998 and on or before December 31, 1998. In the event of a breach by Heska, Praemix may insist on buying back such items from Heska at the transfer price to Heska. Praemix has to pay the shipping costs. The ownership of the Contract Products shall be transferred back to Praemix without any rights of third parties applying, step by step on payment of the redemption value.

(5) Heska undertakes on termination of the contract not to make use of any name, mark or any other trade marks belonging to Praemix.



                                  16 Legal Heir
                                  -------------

The legal heir enforced by act of law or contractual agreement is obliged to fulfill all conditions outlined in this contract. The contract parties undertake to inform their legal heir by contractual agreement of the legal obligations under this contract.



                              17 Arbitration Clause
                              ---------------------

The Parties expressly agree to submit any dispute between them arising out of or relating to this contract or their relationship under this contract (,Dispute") to arbitration as set forth below. A Party may seek arbitration of an unresolved Dispute in accordance with the rules of the London Court of International Arbitration governing commercial transactions, except that the terms of this 17 shall control in the event of any conflict. The arbitration panel shall consist of three (3) arbitrators, each of whom shall have experience in the veterinary products market (or comparable industry experience) and the law of the Federal Republic of Germany and not be affiliated with either Party. The Party initiating arbitration shall nominate one arbitrator in the request for arbitration and the other Party shall nominate a second arbitrator in the answer thereto, not later than thirty (30) days after receiving such request. The two
(2) arbitrators so named will then jointly appoint the third arbitrator as chair of the arbitration panel, not later than thirty (30) days after the second arbitrator is named. If either

*Confidential Treatment Requested

Party fails to nominate its arbitrator, or if the arbitrators named by the Parties fail to agree on the person to be named as chair within thirty (30) days, the London Court of International Arbitration shall make the necessary appointments of an arbitrator or the chair of the arbitration panel. The Parties hereby expressly waive any rights they may have to trial by jury with respect to any dispute subject to arbitration pursuant to this 17. The decision and award of the arbitrators in any arbitration proceeding shall
    * be in writing, stating the grounds for the decision in reasonable detail, specifying findings of fact and conclusions of law
    * be based solely on the terms and conditions of this contract and applicable law
    *   and shall be final and binding upon the Parties.
Judgement upon such decision and award may be entered in any competent court or application may be made to any competent court for judicial acceptance of such decision and award and an order of enforcement. All proceedings pursuant to any arbitration and confidential information disclosed therein shall constitute confidential information of each Party, and shall be subject to the protections afforded in 12 of this Agreement.



                                18 Applicable Law
                                -----------------

Any breach of this contract and any consequent points of dispute therefrom are subject to the law of the Federal Republic of Germany. The application of the UN-Convention on Contracts for the International Sale of Goods and the German Private International Law is expressly excluded.



                             19 Place of Jurisdiction
                             ------------------------

The Parties expressly agree that the arbitration provisions of 17 are their exclusive remedy for any Dispute; provided, that if the arbitrators in any arbitration proceeding have not entered a decision and award within one (1) year following appointment of the arbitration panel, either Party may bring a legal action with respect to such Dispute in any court of competent jurisdiction upon thirty (30) days prior written notice to the other Party and the arbitration panel unless the arbitrators determine, during such thirty-day period, that the failure of the arbitrators to enter a decision and award within such one-year period is attributable in substantial part to the actions of the Party proposing to commence such legal action.



                      20 Complete Contract and Written Form
                      -------------------------------------

This contract contains all agreements made between the parties with reference to the transfer of the rights of delivery and marketing and replaces all prior agreements or undertakings whether written or oral which the parties have previously made in this connection.

Any changes or amendments to this contract shall be in written form; this also applies to the cancellation of the written form clause.



                              21 Salvatorian Clause
                              ---------------------

If any provision in this Agreement is found or held to be invalid or unenforceable, then the meaning of said provision shall be construed, to the extent feasible, so as to render the provision enforceable, and if no feasible interpretation would save such provision, it shall be severed from the remainder of this Agreement which shall remain in full force and effect unless the severed provision is essential or material to the rights or benefits received by either Party. In such event, the Parties shall use their best efforts to negotiate, in good faiths a substitute valid and enforceable provision or agreement which most nearly effects their intent in entering into this contract.



Mannheim, 16 June 1998                        /S/
          ----------------                    -------------------------
                                                Praemix Wirkstoff GmbH



Fort Collins, June 16, 1998                   /S/  Paul Hudnut
              ----------------                -------------------------
                                                Heska Corporation
				              Paul Hudnut
					      Vice President, Business Development

                                   ENCLOSURE 1

                           Product, Pricing and Dating


I.   Equipment                        Unit Price
     ---------                        ----------

New Reflotron(R) machine         [******]

Refurbished Reflotron(R) machine [******]

ABC Hematology machine           [******]

                        II. Product Other Than Equipment

 A. Base Sales for Reflotron(R) strips shall be calculated on purchase price by Heska for the year and are set at the following levels:

[************] in 1998          (prorated from date exclusive
                                right to sell these products
                                in the territory is obtained)
[************] in 1999
[************] in 2000
[************] in 2001
[************] in 2002
[************] in 2003 and
thereafter


     Initial Transfer Price shall be the price for reagent strips prior to reaching the Base Sales in that year; subsequent Transfer Price shall apply once Base Sales are reached, and during the period of non-exclusivity.

                               Initial   Subsequent
                     Units/    Transfer  Transfer      [******
B.  Reagent Strips   Package   Price     Price         ************]
------------------   -------   --------  ------------  --------------
Amylase              [***]     [******]  [******]      [********]
Bilirubin            [***]     [******]  [******]      [********]
Cholesterol          [***]     [******]  [******]      [********]
CK                   [***]     [******]  [******]      [********]
Creatinine           [***]     [******]  [******]      [********]
GGT                  [***]     [******]  [******]      [********]
Glucose              [***]     [******]  [******]      [********]
GOT                  [***]     [******]  [******]      [********]
GPT                  [***]     [******]  [******]      [********]
Hemolglobin K        [***]     [******]  [******]      [********]
Triglycerides        [***]     [******]  [******]      [********]
Urea/BUN             [***]     [******]  [******]      [********]
Uric Acid            [***]     [******]  [******]      [********]
Alkaline             [***]     [******]  [******]      [********]
Potassium            [***]     [******]  [******]      [********]
Clean + Check        [***]     [******]  [******]      [********]

* Confidential Treatment Requested

    C. Base Sales for Urine Strips shall be calculated on purchase price by Heska for the year and are set at the following levels:

[********] in 1998              (prorated from date exclusive right
                                to sell these products in the
                                territory in obtained)
[********] in 1999
[********] in 2000
[********] in 2001
[********] in 2002
[********] in 2003
[********] in 2004
[********] in 2005
[********] in 2006
[********] in 2007
[********] in 2008

      Initial Transfer Price shall be the price for reagent strips prior to reaching the Base Sales in that year; Subsequent Transfer Price shall apply once Base Sales are reached, and during the period of non-exclusivity.

                                 C. Urine Strips

     Combur 8 of   [***]      [******]  [******]   on
     Chemstrip                                     discussion
     Combur 9 or   [***]      [******]  [******]   on
     Chemstrip                                     discussion

                            D.  Reagent Pack for ABC

      [******] each, [***] each if over [***] packs ordered and shipped by sea.

                                 E.  Accessories

     Clinipette Tubes      [***]          [*******]
     Li.Hep. Tubes 1,3     [***]          [*******]
     Li Hep. Tubes 0,6     [***]          [*******]
     Li Hip. Tubes 0,3     [***]          [*******]
     Precinorm U           [***]          [*******]

 All prices include manufacturing, common carriage costs and insurance paid to a U.S. facility designated by Heska. All prices in U.S. dollars.

* Confidential Treatment Requested